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                                                                   EXHIBIT 10.49

                       SIXTH AMENDMENT TO CREDIT AGREEMENT

          This SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of the 14th day of May, 2002 by and among CECO GROUP, INC., CECO FILTERS, INC., AIR PURATOR CORPORATION, NEW BUSCH CO., INC., THE KIRK & BLUM MANUFACTURING COMPANY, KBD/TECHNIC, INC. and CECO ABATEMENT SYSTEMS, INC. (the "Borrowers"), and PNC BANK, NATIONAL ASSOCIATION ("PNC"), individually and as agent for itself and the other banks (collectively, the "Banks") which from time to time are parties to the hereinafter defined Credit Agreement (in such capacity, the "Agent").

                                   BACKGROUND

          A. The Agent, the Banks and the Borrowers are parties to a Credit Agreement dated as of December 7, 1999 as amended by Amendment to Credit Agreement, dated as of March 28, 2000, by Second Amendment to Credit Agreement dated as of November 10, 2000, by Third Amendment to Credit Agreement dated as of March 30, 2001, by Fourth Amendment to Credit Agreement dated as of August 20, 2001 and by Fifth Amendment to Credit Agreement dated as of March 27, 2002 (as amended, the "Credit Agreement").

          B. The Borrowers have requested and the Agent and the Banks have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the legality and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

          1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

          (a) Section 6.1(a) Leverage Ratio of the Credit Agreement as it presently exists shall be abated in its entirety through June 30, 2002, and shall be modified as follows:

               (a) Leverage Ratio. Permit the Leverage Ratio, as of the end of the fiscal quarter ending on the dates specified below, for the prior four consecutive fiscal quarters, to equal or exceed the amount set forth opposite such period:

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                                                     LEVERAGE RATIO MUST NOT
               LAST DAY OF FISCAL QUARTER                BE GREATER THAN
               --------------------------            -----------------------
               March 31, 2002                                3.40 to 1
               June 30, 2002                                 3.40 to 1

               provided, however, the abatement of Section 6.1(a) Leverage Ratio of the Credit Agreement shall cease and such section shall continue as provided in the Credit Agreement for the four consecutive fiscal quarter period ending on September 30, 2002 and for each four consecutive fiscal quarter period ending thereafter.

          (b) Section 6.1(b) of the Credit Agreement shall be abated in its entirety as it presently exists through June 30, 2002 and shall be modified as follows:

               (b) Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio, as of the end of each four consecutive fiscal quarter period ending on the dates specified below, to be less than the amount set forth opposite such date:

                                                          FIXED CHARGE RATIO TO
               LAST DAY OF FISCAL QUARTER                    BE GREATER THAN
               --------------------------                 ---------------------
               March 31, 2002                                   .70 to 1
               June 30, 2002                                    .70 to 1

               provided, however, , the abatement of Section 6.1(b) Fixed Charge Coverage Ratio of the Credit Agreement shall cease and such section shall continue as provided in the Credit Agreement immediately before the effective date of this Amendment beginning for the four consecutive fiscal quarter period ending on September 30, 2002 and for each four consecutive fiscal quarter period ending thereafter.

          (c) Section 6.1(c) Interest Coverage Ratio of the Credit Agreement shall be abated in its entirety as it presently exists through June 30, 2002 and shall be modified as follows:

               (c) Interest Coverage Ratio. Permit the Interest Coverage Ratio, as of the end of each four consecutive fiscal quarter period ending on the dates specified below, to be less than the amount set forth opposite such period:

                                                      INTEREST COVERAGE RATIO
               LAST DAY OF FISCAL QUARTER              MUST NOT BE LESS THAN
               --------------------------             ------------------------
               March 31, 2002                                 1.25 to 1
               June 30, 2002                                  1.25 to 1

               provided, however, the abatement of Section 6.1(c) Interest Coverage Ratio of the Credit Agreement shall cease for the four consecutive fiscal quarter period ending on September 30, 2002 and for each four consecutive fiscal quarter period ending thereafter, and such section shall continue as provided in the Credit Agreement

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               immediately before the effective date of this Amendment, except that the words "equal or exceed" in the fifth line of Section 6.1(c) shall be changed to "be less than".

          3. Additional Covenants. The Credit Agreement and any other Applicable Loan Document shall be amended to include the following additional covenants and the Borrowers' failure to comply with such additional covenants shall constitute an immediate Event of Default without any required notice or cure period, notwithstanding any provision to the contrary contained in the Credit Agreement or any other Loan Document:

               (a) Borrowers shall make no payments of principal or interest on any Subordinated Debt after the effective date of this Amendment.

               (b) Borrowers shall make no Bonus Pool payments after the effective date of this Amendment.

          4.   Interest Rates.

               (a) Effective at the end of the current Interest Period, any portion of the Revolving Credit Loan which is currently a Eurodollar Loan and Term Loan B will be converted to Base Rate Loans and Borrowers will have no further right to request a Eurodollar Loan with respect to any tranche of the Revolving Credit Loan or to convert Term Loan B or any tranche of the Revolving Credit Loan to a Eurodollar Loan pursuant to Section 2.18 of the Credit Agreement or any other provisions of the Credit Agreement. Term Loan A may continue as a Eurodollar Loan pursuant to the Credit Agreement, except that if Term Loan A is ever converted to a Base Rate Loan under the Credit Agreement, Borrowers shall have no further right to convert Term Loan A to a Eurodollar Loan pursuant to Section 2.18 of the Credit Agreement or any other provision of the Credit Agreement

               (b) Annex I to the Credit Agreement, as modified by paragraph 2(f) of the Third Amendment to Credit Agreement and paragraph 2(c) of the Fourth Amendment to Credit Agreement, is hereby further modified as provided below. Beginning on the effective date of this Amendment, the Ongoing Margins are as follows:

                   (1) With respect to Term Loan A, effective on the effective date of this Amendment, the Ongoing Margins are:

                        (i)  Through September 30, 2002:

                                   APPLICABLE MARGIN FOR  APPLICABLE MARGIN FOR
               LEVERAGE RATIO         EURODOLLAR LOANS       BASE RATE LOANS
               ------------------- ---------------------  --------------------
               More than 2:00 to 1                  4.50%                  3.00%
               Less than 2:00 to 1                  4.25%                  2.75%

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                        (ii) Beginning October 1, 2002:

                                   APPLICABLE MARGIN FOR  APPLICABLE MARGIN FOR
               LEVERAGE RATIO       EURODOLLAR LOANS         BASE RATE LOANS
               ------------------- ---------------------  --------------------
               More than 2:00 to 1                  6.50%                  5.00%
               Less than 2:00 to 1                  6.25%                  4.75%

               (2) With respect to the Revolving Credit Loan, effective on the effective date of this Amendment with respect to any tranche of the Revolving Credit Loan which is a Base Rate Loan on the effective date of this Amendment, and effective on the conversion date as provided in paragraph 4(a) above, with respect to any Revolving Credit Loan which is a Eurodollar Loan on the effective date of this Amendment, the Ongoing Margins are:

                   (i)  Through September 30, 2002:

                                    APPLICABLE MARGIN FOR BASE RATE
               LEVERAGE RATIO                    LOANS
               -------------------  -------------------------------
               More than 2:00 to 1                             3.00%
               Less than 2:00 to 1                             2.75%

                   (ii) Beginning October 1, 2002:

                                    APPLICABLE MARGIN FOR BASE RATE
               LEVERAGE RATIO                    LOANS
               -------------------  -------------------------------
               More than 2:00 to 1                             5.00%
               Less than 2:00 to 1                             4.75%

          (2) With respect to Term Loan B, effective on the conversion date as provided in paragraph 4(a) above, the Ongoing Margins are:

                   (i)  Through September 30, 2002:

                                    APPLICABLE MARGIN FOR BASE RATE
               LEVERAGE RATIO                    LOANS
               -------------------  -------------------------------
               More than 2:00 to 1                             3.50%
               Less than 2:00 to 1                             3.25%

                   (ii) Beginning October 1, 2002:

                                    APPLICABLE MARGIN FOR BASE RATE
               LEVERAGE RATIO                    LOANS
               -------------------  -------------------------------
               More than 2:00 to 1                             5.50%
               Less than 2:00 to 1                             5.25%

                                        4

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          5.   Sale of Assets. The provisions of Section 2.10 (c) and Section
6.5 of the Credit Agreement notwithstanding, Borrowers are permitted to sell the assets described on Exhibit A-6 attached hereto and by this reference incorporated herein, without payment of any of the proceeds of such sale to the Banks and Agent, as agent for the Banks, will release any security interest which it has in such assets. This authorization of sale of assets shall not be deemed to be a waiver of the provisions of Section 2.10 (c) or Section 6.5 of the Credit Agreement or any other provision of the Loan Documents which prohibits or restricts sale of any other assets of Borrowers.

          6. Amendment Fee. Borrowers shall pay to the Agent, for the ratable benefit of the Banks, an Amendment Fee in the amount of $40,000 upon execution of this Amendment and an Amendment Fee of $60,000, due and payable on September 30, 2002; provided however if all of the Loans, together with all interest and other amounts due under the Credit Agreement are paid in full prior to September 30, 2002, the Amendment Fee due on September 30, 2002, shall be waived:

          7. Amendment to the Loan Documents. All references to the Credit Agreement in the Loan Documents and in any documents executed in connection therewith shall be deemed to refer to the Credit Agreement as amended by this Amendment and all prior amendments to the Credit Agreement.

          8. Ratification of the Loan Documents. Notwithstanding anything to the contrary herein contained or any claims of the parties to the contrary, the Agent, the Banks and the Borrowers agree that the Loan Documents and each of the documents executed in connection therewith are in full force and effect and each such document shall remain in full force and effect, as further amended by this Amendment, and each of the Borrowers hereby ratifies and confirms its obligations thereunder.

          9.   Representations and Warranties.

               (a) Each Borrower hereby certifies that (i) the representations and warranties of such Borrower in the Credit Agreement as amended herein are true and correct in all material respects as of the date hereof, as if made on the date hereof, provided that, for purposes of this Amendment, only: (x) the representations and warranties made in Section 3.1(a) and (b) and 3.21 of the Credit Agreement shall relate to the most recent financial statements of the type referred to therein which have been given by the Borrowers to the Banks (but the foregoing shall not be a waiver of any Default or Event of Default based on any representation or warranty made by the Borrowers in the Credit Agreement or any amendment thereof, prior to this Amendment, being untrue at the time made, or for any breach of any covenant contained in the Credit Agreement, as amended prior to the date of this Amendment); (y) the representations and warranties made in Section 3.1(c) of the Credit Agreement shall be made as of the date of this Amendment and not as of the Closing Date; and (z) the representations and warranties made in Section 3.2 of the Credit Agreement shall refer to Material Adverse Effect since the last audited consolidated financial statements of the Borrowers provided to the Banks by the Borrowers, instead of since September 30, 1999 (but the foregoing shall not be a waiver of any Default or Event of Default based on any representation or warranty made by the Borrowers in the Credit Agreement or any amendment thereof, prior to this Amendment, being untrue at the time made, or for any breach of any covenant

                                        5

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contained in the Credit Agreement, as amended prior to the date of this
Amendment); and (ii) no Event of Default and no event which could become an Event of Default with the passage of time or the giving of notice, or both, under the Credit Agreement or the other Loan Documents exists on the date hereof.

               (b) Each Borrower further represents that it has all the requisite power and authority to enter into and to perform its obligations under this Amendment, and that the execution, delivery and performance of this Amendment have been duly authorized by all requisite action and will not violate or constitute a default under any provision of any applicable law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect or of the Articles of Incorporation or by-laws of such Borrower, or of any indenture, note, loan or credit agreement, license or any other agreement, lease or instrument to which such Borrower is a party or by which such Borrower or any of its properties are bound.

               (c) Each Borrower also further represents that its obligation to repay the Loans, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Loans, and each Borrower further represents that the Agents and Banks have fully performed all of their respective obligations under the Loan Documents through the date of this Amendment.

               (d) Each Borrower also further represents that there have been no changes to the Articles of Incorporation, by-laws or other organizational documents of each such Borrower since the most recent date true and correct copies thereof were delivered to the Agent.

          10. Conditions Precedent. The effectiveness of the amendments set forth herein are subject to the fulfillment, to the satisfaction of the Agent and its counsel, of the following conditions precedent:

               (a) The Borrowers shall have delivered to the Agent the following, all of which shall be in form and substance satisfactory to the Agent and shall be duly completed and executed:

                   (i) This Amendment and the consents of the Guarantor and the Subordinated Creditors as attached hereto; and

                   (ii) Such additional documents, certificates and information as the Agent may require pursuant to the terms hereof or otherwise reasonably request.

               (b) After giving effect to the amendments contained herein, the representations and warranties set forth in the Credit Agreement shall be true and correct on and as of the date hereof.

               (c) After giving effect to the amendments contained herein, no Event of Default hereunder, and no event which, with the passage of time or the giving of notice, or both, would become such an Event of Default shall have occurred and be continuing as of the date hereof.

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               (d) The Borrowers shall have paid the Amendment Fee as provided in paragraph 6 above and the reasonable fees and disbursements of the Agent's counsel incurred in connection with this Amendment.

          11. No Waiver. Except as expressly provided herein, this Amendment does not and shall not be deemed to constitute a waiver by the Agent or the Banks of any Event of Default, or of any event which with the passage of time or the giving of notice or both would constitute an Event of Default, nor does it obligate the Agent or the Banks to agree to any further modifications to the Credit Agreement or any other Loan Document or constitute a waiver of any of the Agent's or the Banks' other rights or remedies.

          12. Waiver and Release. The Borrowers each on behalf of themselves, their agents, employees, officers, directors, successors and assigns, do hereby waive and release Agent and Banks, their agents, employees, officers, directors, affiliates, parents, successors and assigns, from any claims arising from or related to administration of the Credit Agreement and Loan Document and any course of dealing among the parties not in compliance with those agreements from the inception of the Credit Agreement whether known or unknown through the date of execution and delivery of this Amendment.

          13. Effective Date. The parties hereto agree that the provisions of paragraphs 2, 3 and 4 of this Amendment shall for all purposes be deemed to be effective as of March 31, 2002 (the "effective date") and for all purposes the Credit Agreement shall be deemed to have been amended as of such date to reflect the amendments to the Credit Agreement set forth in such paragraphs, even though this Amendment is executed after such date.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                        CECO GROUP, INC.

                                        By:    /s/ Marshall J. Morris
                                               ----------------------
                                        Name:  Marshall J. Morris
                                        Title: CFO

                                        CECO FILTERS, INC.

                                        By:    /s/ Marshall J. Morris
                                               ----------------------
                                        Name:  Marshall J. Morris
                                        Title: CFO

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                                        AIR PURATOR CORPORATION

                                        By:    /s/ Marshall J. Morris
                                               ----------------------
                                        Name:  Marshall J. Morris
                                        Title: Secretary

                                        NEW BUSCH CO., INC.

                                        By:    /s/ Marshall J. Morris
                                               ----------------------
                                        Name:  Marshall J. Morris
                                        Title:

                                        THE KIRK & BLUM MANUFACTURING COMPANY

                                        By:    /s/ Marshall J. Morris
                                               ----------------------
                                        Name:  Marshall J. Morris
                                        Title: Treasurer

                                        KBD/TECHNIC, INC.

                                        By:    /s/ Marshall J. Morris
                                               ----------------------
                                        Name:  Marshall J. Morris
                                        Title: Treasurer

                                        CECO ABATEMENT SYSTEMS, INC.

                                        By:    /s/ Marshall J. Morris
                                               ----------------------
                                        Name:  Marshall J. Morris
                                        Title: Treasurer

                                        8

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                                        PNC BANK, NATIONAL ASSOCIATION, as
                                        Agent and as a Bank

                                        By:    /s/ William C. Miles
                                               --------------------
                                        Name:  William C. Miles
                                        Title: Vice President

                                        FIFTH THIRD BANK, as a Bank

                                        By:    /s/ David R. Alexander
                                               ----------------------
                                        Name:  David R. Alexander
                                        Title: Assistant Vice President

                                        BANK ONE, NA, as a Bank

                                        By:    /s/ Jeffrey C. Nicholson
                                               ------------------------
                                        Name:  Jeffrey C. Nicholson
                                        Title: First Vice President

                                        9

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                               GUARANTOR'S CONSENT

          By Corporate Guaranty, dated December 7, 2000 (the "Guaranty"), the undersigned (the "Guarantor") guaranteed to the Agent and the Banks, subject to the terms and conditions set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Borrowers' execution of the foregoing Sixth Amendment to Credit Agreement. The Guarantor hereby acknowledges and agrees that the Guaranty remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

                                        CECO ENVIRONMENTAL CORP.

                                        By:    /s/ Phillip DeZwirek
                                               --------------------
                                        Name:  Phillip DeZwirek
                                        Title: Chairman

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                         SUBORDINATED CREDITOR'S CONSENT

          The undersigned (the "Subordinated Creditor") is a party to the Subordination Agreement with the Agent and the Banks and other subordinated creditors, dated December 7, 2000 (the "Subordination Agreement"). The Subordinated Creditor consents to the Borrowers' execution of the foregoing Sixth Amendment to Credit Agreement. The Subordinated Creditor hereby acknowledges and agrees that the Subordination Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

                                        GREEN DIAMOND OIL CORP.

                                        By:    /s/ Phillip DeZwirek
                                               --------------------
                                        Name:  Phillip DeZwirek
                                        Title  President

                                       11

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                         SUBORDINATED CREDITOR'S CONSENT

          The undersigned (the "Subordinated Creditor") is a party to the Subordination Agreement with the Agent and the Banks and other subordinated creditors, dated December 7, 2000 (the "Subordination Agreement"). The Subordinated Creditor consents to the Borrowers' execution of the foregoing Sixth Amendment to Credit Agreement. The Subordinated Creditor hereby acknowledges and agrees that the Subordination Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

                                        ICS TRUSTEE SERVICES, LTD.

                                        By:
                                           ------------------------------
                                        Name:
                                        Title

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                         SUBORDINATED CREDITOR'S CONSENT

          The undersigned (the "Subordinated Creditor") is a party to the Subordination Agreement with the Agent and the Banks and other subordinated creditors, dated December 7, 2000 (the "Subordination Agreement"). The Subordinated Creditor consents to the Borrowers' execution of the foregoing Sixth Amendment to Credit Agreement. The Subordinated Creditor hereby acknowledges and agrees that the Subordination Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

                                        HARVEY SANDLER

                                        ---------------------------------

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                                   EXHIBIT A-6

Any and all rights Busch Martec possesses with regard to the name, Busch Martec (the "Name");

All rights and obligations of Busch Martec with respect to the various manufacturers that Busch Martec represents in connection with Busch Martec acting as a manufacturer's representative and a distributor of a variety of industrial air and fluid movement, control and treatment products (" the Business") under the agreements set forth in Exhibit 1 attached hereto and made a part hereof;

Busch Martec's customer lists associated with its role as a distributor or connected to the Business, all as set forth on Exhibit 1;

the telephone number 412-487-7100;

all books, records, files, ledgers, drawings, specifications and manuals relating to the Business or any of the Assets, all advertising materials relating to the Business and all other information relating to the Business or any of the Assets, regardless of the form in which such information appears;

The tangible assets set forth below.

          1)  Six metal desks, with chairs and chair pads
          2)  One wooden desk with chair and chair pad
          3)  Twenty 2 drawer metal file cabinets
          4)  Sixteen 4 drawer metal file cabinets
          5)  Eight 3 drawer metal file cabinets
          6)  Twelve metal book shelf units
          7)  Five table tops
          8)  Four tables
          9)  Eight metal chairs
          10) Four office guest chairs
          11) Sixteen office trash cans
          12) Six cork bulletin boards
          13) One combination cork/dry erase board
          14) Two dry erase boards
          15) Twelve upright metal cabinets
          16) Ten 3-level "in-out" baskets
          17) Twelve upright file holders
          18) Eight sets of office tools (stapler, calculator, tape dispenser, ruler, scissors)
          19) One 3-hole punch
          20) One electric typewriter
          21) All Busch Martec manufacturer literature, letterhead, records, and samples
          22) All Busch Martec supplier and customer lists, quotes and sales order files
          23) Two Steelers PSLs (4 tickets each for five games/season to be split with Busch International via annual random drawing)
          24) Three Nokia cell phones

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          25) Trade show display booth placards related to Busch Martec (booth can be borrowed at no charge, barring conflict with Busch International trade show)
          26) One conference room table with chairs (second floor of 904
Mt. Royal Blvd.)
          27) One laser printer
          28) Six computers with monitors, keyboards, mouses and power strips
          29) Two framed fan prints
          30) Twenty cubical partition sections

(collectively the "Assets").